UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                      _________________________________

                                  FORM 8-K

                               Current Report
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):   September 27, 2004


                     ADVANCED BATTERY TECHNOLOGIES, INC.
            ----------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


         Delaware                     0-13337                  22-2497491
 -----------------------------------------------------------------------------
 (State of Incorporation)         (Commission File        (IRS Employer
                                   Number)                 Identification No.)


               100 Wall Street, 15th Floor, New York, NY 10005
               -----------------------------------------------
                   (Address of principal executive offices)

                            (212) 232-1021 x. 221
                        -----------------------------
                        Registrant's Telephone Number


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 4.01 Change in Registrant's Certifying Accountant

     On September 27, 2004 Rosenberg Rich Baker Berman & Company, P.A. ("RRBB") resigned from its position as Advanced Battery's principal independent accountant.

     RRBB has not rendered any audit opinion to date on Advanced Battery's financial statements. RRBB did render an audit opinion with respect to the financial statements of Heilongjiang ZhongQiang Power-Tech Co., Ltd. ("ZQPT") as of December 31, 2003 and 2002 and the related statements of operations, changes in stockholders' equity and cash flows for the year ended December 31, 2003, the period from August 20, 2002 (date of inception) to December 31, 2002, and the period from August 20, 2002 (date of inception) to December 31,
2003.   Cashtech Investment Limited is a wholly-owned subsidiary of Advanced
Battery. Cashtech Investment Limited owns 70% of the outstanding capital stock of ZQPT.

     The audit report of RRBB on ZQPT's financial statements did not contain any adverse opinion or disclaimer of opinion, nor any modification or qualification. RRBB did not, during the applicable periods, advise Advanced Battery or ZQPT of any of the enumerated items described in Item
304(a)(1)(iv)(B) of Regulation S-B.

     Advanced Battery and RRBB have not had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to RRBB's satisfaction, would have caused RRBB to make reference to the subject matter of the disagreement in connection with its reports.

     On September 28, 2004, Advanced Battery retained the firm of PKF Hong Kong SAR to audit Advanced Battery's financial statements for the year ended December 31, 2004. At no time during the past two fiscal years or any subsequent period did Advanced Battery consult with PKF regarding either the application of accounting principles to a specified transaction or the type of audit opinion which might be rendered on Advanced Battery's financial statements or any matter of the sort described above with reference to RRBB.



                                   EXHIBITS

16.  Letter from Rosenberg Rich Baker Berman & Company, P.A.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        ADVANCED BATTERY TECHNOLOGIES, INC.


Dated: September 29, 2004               By:/s/ Zhiguo Fu
                                        -----------------------------------
                                        Zhiguo Fu
                                        Chief Executive Officer